Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This common stock purchase agreement (this “Agreement”) is made as of April 5, 2022, by and between [            ] (the “Purchaser”), and Digimarc Corporation, an Oregon corporation (the “Company”).

RECITALS

A. Subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

B. This Agreement is part of a series of Common Stock Purchase Agreements (each other Common Stock Purchase Agreement, an “Other Purchase Agreement”), each executed concurrently but as independent transactions, pursuant to which the Company has agreed to sell and issue shares of its common stock to separate purchasers (each other purchaser, an “Other Purchaser”), in each case at the same price per share as contemplated by this Agreement.

TERMS AND CONDITIONS

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Base Prospectus” means the prospectus, dated July 24, 2020, contained in the Registration Statement.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.2.

“Closing Date” means the Trading Day on which all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Disclosure Package” means, collectively, the Prospectus, together with the documents incorporated by reference therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Prospectus” means the Prospectus Supplement, together with the Base Prospectus.

“Prospectus Supplement” means the supplement to the Base Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the Purchaser at the Closing.

“Registration Statement” means the effective registration statement with Commission File No. 333-238995 that registers the sale of the Shares to the Purchaser, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means [     ] shares of Common Stock issued or issuable to the Purchaser pursuant to the terms and conditions of this Agreement.

“Short Sales” means, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subscription Amount” means $[ ], the aggregate amount to be paid for the Shares purchased hereunder in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and any successor transfer agent of the Company.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Upon the terms and subject to the conditions set forth herein, the Company has authorized the sale and issuance to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares, for a purchase price of $25.90 per Share.

(a) The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) the Registration Statement filed by the Company with the Commission, including the Base Prospectus; (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act) (“Free Writing Prospectus”) that have been or will be filed, if required, with the Commission and delivered to the Purchaser on or before the date hereof, containing certain supplemental information regarding the terms of the Offering and the Company; and (iii) the Prospectus Supplement containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Purchaser and will be filed with the Commission.

(b) There is no placement agent or underwriter for this Offering. The Shares are being issued directly by the Company to the Purchaser.

2.2 Closing and Delivery of the Shares and Funds.

(a) The Closing shall take place at the offices of Perkins Coie LLP, 1120 NW Couch Street, Tenth Floor, Portland, Oregon 97209, or such other location as the parties shall mutually agree upon, on the Closing Date. At or prior to the Closing, (i) the Purchaser shall deliver to the Company, (x) this Agreement duly executed by the Purchaser and, (y) via wire transfer, immediately available funds equal to the Subscription Amount, and (ii) the Company shall deliver (x) this Agreement duly executed by the Company (y) the Prospectus Supplement to the Purchaser (which may be delivered in accordance with Rule 172 under the Securities Act) and (z) irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, via The Depository Trust Company Deposit or Withdrawal at Custodian system, the Shares registered in the name of the Purchaser.

(b) The Company’s obligation to issue and sell the Shares to the Purchaser shall be subject to: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission; (ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement; (iii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be true and correct as of such date); and (iv) the delivery by the Purchaser of the items set forth in Section 2.2(a) of this Agreement.

(c) The Purchaser’s obligation to purchase the Shares from the Company shall be subject to: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission; (ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement; (iii) there shall have been no Material Adverse Effect since the date hereof; (iv) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; (v) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, which shall be true and correct as of such specified date); and (vi) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Purchaser that:

(a) The Company has the requisite right, power and authority to enter into this Agreement, to authorize, issue and sell the Shares as contemplated by this Agreement and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity. No approval of the Company’s stockholders or any other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company.

(b) The Shares have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. No objection has been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement or any Other Purchase Agreement. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares. There are a sufficient number of shares of Common Stock available for issuance under the Registration Statement to issue the Shares and all of the other shares of Common Stock issuable pursuant to the Other Purchase Agreements pursuant to the Registration Statement.

(c) The execution and delivery of this Agreement or any Other Purchase Agreement and the consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any of its subsidiaries is subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s articles of incorporation or bylaws, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, and would not be, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement or any Other Purchase Agreement (a “Material Adverse Effect”; provided, however, that changes in the trading price of the Common Stock shall not, in and of themselves, constitute a Material Adverse Effect).

(d) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements, as of their respective dates, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly presented in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e) Since the date of the latest financial statements included within the SEC Reports (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities, including trade payables and accrued expenses, incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on a consolidated balance sheet of the Company pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, other than the adoption of new accounting standards as set forth in the SEC Reports, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or any Other Purchase Agreements or as set forth in the SEC Reports, no event, liability, fact, circumstance, litigation, claim, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been disclosed at least one (1) Trading Day prior to the date that this representation is made.

(f) The Company shall, (i) by 8:30 a.m. Eastern time on the Trading Day immediately following the date of this Agreement, issue a press statement disclosing the material terms of the transactions contemplated hereby, and (ii) within the time required by the Exchange Act, issue a Current Report on Form 8-K including the form of purchase agreement and an opinion of legal counsel as to the validity of the Shares as exhibits thereto.

(g) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

(h) The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on the Trading Market and promptly secure the listing of all of the Shares on the Trading Market. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on the Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company shall not take any action which would reasonably be expected to result in the delisting or suspension of the Common Stock on the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

(i) No brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Agreement or any of the Other Purchase Agreements. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or any of the Other Purchase Agreements.

(j) The proceeds from the sale of the Shares shall be used by the Company as set forth in the Prospectus Supplement and, for the avoidance of doubt, the Company shall not use such proceeds in violation of FCPA or OFAC regulations.

(k) The Company is not, and as a result of the consummation of the transactions contemplated by (i) this Agreement and the application of the proceeds from the sale of the Shares and (ii) the Other Purchase Agreement and the application of the proceeds from the sale of the Common Stock thereunder, as set forth in the Base Prospectus and the Prospectus Supplement shall not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(l) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance in any material respect with the listing or maintenance requirements of such Trading Market. As of the date hereof, the Company is in compliance with all such listing and maintenance requirements.

(m) Neither the Company nor any of its officers, directors or Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares (or any Common Stock issued pursuant to any Other Purchase Agreement), or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares (or any Common Stock issued pursuant to any Other Purchase Agreement).

3.2 Representations, Warranties and Covenants of the Purchaser. The Purchaser acknowledges, represents and warrants to, and agrees with, the Company that:

(a) At the time the Purchaser was offered the Shares, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(b) It has had the opportunity to review this Agreement and the Company’s filings with the Commission and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares.

(c) No agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Agreement.

(d) (i) The Purchaser has the requisite right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

(e) Nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(f) Since the time that the Purchaser first began discussions with the Company about the transactions contemplated by this Agreement, the Purchaser has not directly or indirectly, nor, to its knowledge, has any person acting on behalf of or pursuant to any understanding with the Purchaser, (i) disclosed any information regarding the Offering to any third parties (other than the Purchaser’s legal and accounting advisors), or (ii) engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities). The Purchaser covenants that, prior to the time that the transactions contemplated by this Agreement are publicly disclosed, neither it nor any person acting on its behalf or pursuant to any understanding with it will (A) disclose any information regarding the Offering to any third parties (other than the Purchaser’s legal and accounting advisors), or (B) engage in any transactions in the securities of the Company (including Short Sales).

(g) The Purchaser’s signature page sets forth all securities of the Company held or beneficially owned by such Purchaser as of the date hereof. The Purchaser does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement; Modifications. Except as otherwise provided herein, this Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the Company and the Purchaser.

4.2 Survival. All representations, warranties, and agreements of the Company and the Purchaser herein shall survive delivery of, and payment for, the Shares purchased hereunder.

4.3 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

4.4 Severability. The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

4.5 Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Purchaser, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other party hereto.

4.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

4.7 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

4.8 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

4.9 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay (a) all transfer agent fees incurred in connection with the delivery of any Shares to the Purchaser and (b) all out-of-pocket expenses (including reasonable attorney’s fees) of the Purchaser incurred by the Purchaser in connection with specifically enforcing the terms and provisions of this Agreement pursuant to Section 4.10.

4.10 Enforcement. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

4.11 Termination. This Agreement may be terminated by the Company or the Purchaser, by written notice to the other party, if the Closing has not been consummated on or before the third (3rd) Trading Day after the parties’ execution of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party.

4.12 Independent Nature of Purchaser’s Obligations and Rights. The Purchaser shall not be responsible in any way for the performance or non-performance of the obligations of any Other Purchaser under any Other Purchase Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

DIGIMARC CORPORATION

By:
Name:
Title:

Address for notice:

Digimarc Corporation 8500 SW Creekside Place
Beaverton, Oregon 97008
Attention: Chief Financial Officer
Email: Charles.Beck@digimarc.com

With a copy (which shall not constitute notice) to:

Perkins Coie LLP 1120 NW Couch Street, Tenth Floor
Portland, Oregon 97209
Attention: Roy Tucker
Joe Bailey
E-mail: RTucker@Perkinscoie.com
JoeBailey@Perkinscoie.com

[PURCHASER]

By:
Name:
Title:

Address for notice:

Email:

Company Shares currently held by Purchaser:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares: